POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints George W. Dunbar and/or Gerald Brennan, Jr., his/her true and lawful attorney-in-fact, with all requisite authority to:

1)	  Execute for and on behalf of the undersigned Forms 3, 4 and 5 with respect to transactions regarding the securities of Aastrom Biosciences, Inc. in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the
rules thereunder (the "1934 Act");

2)	  Perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange
Commission and any other authority; and

3)	  Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, or legally required by, the undersigned; it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully as such attorney-in-fact could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of September 21, 2006.



				Signature


				/s/ Stephen Sudavor